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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 2, 2009

City National Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-10521 (Commission File Number)	95-2568550 (IRS Employer Identification No.)

City National Plaza
555 S. Flower Street, Los Angeles , California 90071
(Address of Principal Executive Offices) (Zip Code)

(213) 673-7700
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 8.01.    Other Events

        City National Corporation (the "Company") is filing on this Form 8-K the revised consolidated financial statements and related notes thereto to reflect the Company's adoption of Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements (SFAS 160) and FASB Staff Position Emerging Issues Task Force 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions are Participating Securities (EITF 03-6-1) effective January 1, 2009, the presentation and disclosure provisions of which are required to be applied retrospectively for prior periods presented.

        The filing on Form 8-K amends the following items included in the Company's Annual Report on Form 10-K for the year ended December 31, 2008:

Item 8 — Financial Statements and Supplementary Data

        Revisions to Item 8 only relate to the consolidated financial statements and related notes thereto.

        SFAS 160 requires that noncontrolling interest (previously referred to as minority interest), with the exception of certain redeemable noncontrolling interest, be reported as a separate component of equity in the consolidated balance sheet. Prior to the adoption of SFAS 160, all noncontrolling interest was reported in the mezzanine section of the consolidated balance sheet. With the adoption of SFAS 160, the Company was also required to apply the measurement guidance of EITF Topic D-98, Classification and Measurement of Redeemable Securities, and record the redemption value of certain redeemable noncontrolling interest in the consolidated balance sheet for the current period as well as retrospectively. This redeemable noncontrolling interest balance is not considered permanent equity and continues to be reported in the mezzanine section of the consolidated balance sheet. SFAS 160 also requires that noncontrolling interests' share in subsidiary earnings no longer be recognized as an expense in the computation of consolidated net income. Rather, SFAS 160 requires that the consolidated income statement reflects net income attributable to the Company and net income attributable to noncontrolling interest. The net income attributable to the Company (City National Corporation net income) did not change upon the adoption of SFAS 160.

        EITF 03-6-1 states that all outstanding unvested share-based payment awards that contain rights to nonforfeitable dividends are considered participating securities under EITF 03-6, Participating Securities and the Two-Class Method under FASB Statement No. 128. The Company grants restricted shares under a share-based compensation plan that qualify as participating securities. As a result, the Company is required to apply the two-class method of computing basic and diluted earnings per share for all current periods as well as retrospectively. Adoption of the EITF 03-6-1 resulted in a reduction of basic and diluted earnings per share as disclosed in Note 1 of the revised notes to consolidated financial statements, included as Exhibit 99.1.

        This filing does not change any information contained in any other item of the Company's Form 10-K as originally filed on March 2, 2009. This filing also does not reflect events that have occurred after the original filing date of the Form 10-K, except as described above with respect to adoption of SFAS 160 and EITF 03-6-1.

Item 9.01    Financial Statements And Exhibits

      (d)
      Exhibits

      23
      Consent of KPMG LLP

      99.1
      Revised Financial Statements from City National Corporation's Annual Report on 10-K for the year ended December 31, 2008

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY NATIONAL CORPORATION
December 2, 2009	/s/ CHRISTOPHER J. CAREY Christopher J. Carey Executive Vice President and Chief Financial Officer (Authorized Officer and Principal Financial Officer)

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  Items 8.01. Other Events
  Item 9.01 Financial Statements And Exhibits
SIGNATURES